UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2020

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	11780 U.S. Highway One, Suite 600
	Palm Beach Gardens,	FL	33408
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 19, 2019, Mr. Anders Gustafsson notified the Board of Directors of Dycom Industries, Inc. (the “Company”) of his intent to resign from the Board effective as of the conclusion of the 2020 Annual Meeting of the Shareholders (the “2020 Annual Meeting”). On May 19, 2020, at the conclusion of the Company’s 2020 Annual Meeting, Mr. Gustafsson’s resignation became effective.  Mr. Gustafsson stated that his resignation from the Board was not the result of any disagreement with the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting, three proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the 2020 Proxy Statement. At the 2020 Annual Meeting, the Company’s shareholders:

1)	elected Dwight B. Duke, Peter T. Pruitt, Jr. and Laurie J. Thomsen to serve as directors until the Company’s fiscal 2023 Annual Meeting of Shareholders;

2)	approved, on an advisory basis, the Company’s executive compensation; and

3)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2021.

Set forth below are the voting results for each matter submitted to a vote:

Proposal 1. Election of directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Dwight B. Duke	25,977,917	730,008	14,851	2,437,754
Peter T. Pruitt, Jr.	26,079,829	627,975	14,972	2,437,754
Laurie J. Thomsen	26,052,711	655,339	14,726	2,437,754

Proposal 2. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,563,582	980,932	178,262	—

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2021:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,961,831	60,186	138,513	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 19, 2020

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary